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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            --------

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):

                         July 31, 1995


                   The Walt Disney Company
    (Exact name of registrant as specified in its charter)


                           Delaware
           (State or jurisdiction of incorporation)


     1-4083                      95-0684440
(Commission File Number)    (IRS Employer Identification No.)



    500 South Buena Vista Street, Burbank, California 91521
   (Address of principal executive offices)      (Zip Code)


                          (818) 560-1000
                (Registrant's Telephone Number)
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Item 5.  Other Events
         ------------

     On July 31, 1995, The Walt Disney Company (the "Company") and Capital Cities/ABC, Inc. ("CC/ABC") entered into (i) an Agreement and Plan of Reorganization and (ii) a Programming Agreement. Such agreements are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference. In connection with the Agreement and Plan of Reorganization, on July 31, 1995, the Company entered into a Stock Agreement with Berkshire Hathaway, Inc. and Thomas S. Murphy. Such agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference. In addition, on July 31, 1995, the Company and CC/ABC issued a joint press release announcing the execution of the Agreement and Plan of Reorganization, which press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.
              --------


              2.1 Agreement and Plan of Reorganization, dated as of July 31, 1995, between The Walt Disney
                   Company and Capital Cities/ABC, Inc.

              99.1 Programming Agreement, dated July 31, 1995,
                   between The Walt Disney Company and Capital
                   Cities/ABC, Inc.

              99.2 Stock Agreement, dated as of July 31, 1995,
                   among The Walt Disney Company, Berkshire
                   Hathaway, Inc. and Thomas S. Murphy.

              99.3 Joint press release, dated July 31, 1995, of
                   The Walt Disney Company and Capital Cities/ABC,
                   Inc.
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                          SIGNATURES


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               THE WALT DISNEY COMPANY



               By:  /s/ David K. Thompson
                    -------------------------
                    David K. Thompson
                    Senior Vice President --
                    Assistant General Counsel


Date:  August 3, 1995
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                        EXHIBIT INDEX
                        -------------


Number          Subject Matter
- ------          --------------


2.1 Agreement and Plan of Reorganization, dated as of July 31, 1995, between The Walt Disney Company and Capital Cities/ABC, Inc.

99.1    Programming Agreement, dated July 31, 1995, between
        The Walt Disney Company and Capital Cities/ABC, Inc.

99.2    Stock Agreement, dated as of July 31, 1995, among
        The Walt Disney Company, Berkshire Hathaway, Inc.
        and Thomas S. Murphy.

99.3    Joint press release, dated July 31, 1995, of
        The Walt Disney Company and Capital Cities/ABC, Inc.